UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4242 Campus Point Court, Suite 200, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 251-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2020, Heron Therapeutics, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).

Three proposals were voted on at the Annual Meeting: (1) the election of seven director nominees: Kevin Tang, Barry Quart, Pharm.D., Stephen Davis, Craig Johnson, Kimberly Manhard, John Poyhonen and Christian Waage, to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (2) the ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and (3) an advisory vote to approve compensation paid to the Company’s Named Executive Officers during the year ended December 31, 2019.

Only stockholders of record as of the close of business on April 20, 2020 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 90,642,154 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 77,611,315 shares of common stock of the Company were represented in person and by proxy constituting a quorum for the Annual Meeting. As set forth below, all three proposals voted on at the Annual Meeting were approved by the stockholders entitled to vote thereon.

The votes with respect to each of the proposals are set forth below.

Election of seven director nominees to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name of Director Nominee	For	Against	Abstain	Broker Non-Votes
Kevin Tang	52,628,547	11,743,177	85,399	13,154,192
Barry Quart, Pharm.D.	63,092,106	1,304,092	60,925	13,154,192
Stephen Davis	46,551,124	17,833,842	72,157	13,154,192
Craig Johnson	60,864,100	3,523,492	69,531	13,154,192
Kimberly Manhard	62,959,281	1,431,518	66,324	13,154,192
John Poyhonen	58,894,116	5,493,921	69,086	13,154,192
Christian Waage	60,380,101	3,999,825	77,197	13,154,192

Ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020:

For	Against	Abstain	Broker Non-Votes
77,270,682	135,963	204,670	0

Advisory vote to approve compensation paid to the Company’s Named Executive Officers during the year ended December 31, 2019:

For	Against	Abstain	Broker Non-Votes
60,705,865	3,569,221	182,037	13,154,192

*            *            *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: June 18, 2020	/s/ David Szekeres
David Szekeres Chief Legal, Business, and Administrative Officer